UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 10, 2024
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 10, 2024, at the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of Hewlett Packard Enterprise Company (the “Company”), the Company's stockholders approved an amendment (“Amendment No. 3”) to the Hewlett Packard Enterprise Company 2021 Stock Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock reserved for issuance under the 2021 Plan by 22 million (22,000,000) shares. The Company's Board of Directors (the “Board”) approved Amendment No. 3 to the 2021 Plan, subject to stockholder approval, on February 8, 2024.
The foregoing description of Amendment No. 3 to the 2021 Plan is qualified in its entirety by reference to Amendment No. 3, which is filed as Exhibit 10.1 to this report. A more complete description of the terms of Amendment No. 3 and the 2021 Plan can be found in "Proposal no. 3: Vote to approve Amendment No. 3 to the Hewlett Packard Enterprise Company 2021 Stock Incentive Plan to increase the plan's shares available for issuance" on pages 57 to 65 of the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 21, 2024 (the “2024 Proxy Statement”), which description is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 10, 2024, as described below, upon the recommendation of the Board of the Company, the Company’s stockholders approved a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) to provide for the exculpation of certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law (the “Amendment”), as further described in “Proposal no. 5: Vote to approve a certificate of amendment to the Amended and Restated Certificate of Incorporation of Hewlett Packard Enterprise Company to limit the liability of certain officers as permitted by Delaware law” on pages 68 to 69 of the Company's 2024 Proxy Statement and previously approved by the Board of the Company.

As a result, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on April 11, 2024, which became effective upon filing. Subsequently, the Company also filed a Restated Certificate of Incorporation of the Company (the “Restated Certificate”), integrating the Amendment.

The foregoing descriptions of the Amendment and the Restated Certificate are qualified in their entirety by reference to the full text of the Certificate of Amendment and Restated Certificate, respectively, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 10, 2024, the Company held its 2024 Annual Meeting. At the 2024 Annual Meeting, the Company's stockholders voted on five proposals and cast their votes as described below. The proposals are described in the Company's 2024 Proxy Statement.

Proposal 1
The Company's stockholders cast their votes to elect 12 individuals to the Company's Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Pamela L. Carter	941,668,929	29,865,568	1,803,923	147,678,174
Frank A. D'Amelio	953,093,552	18,363,498	1,881,370	147,678,174
Regina E. Dugan	967,119,924	4,397,000	1,821,496	147,678,174
Jean M. Hobby	958,898,666	12,629,134	1,810,620	147,678,174
Raymond J. Lane	912,335,782	58,999,907	2,002,731	147,678,174
Ann M. Livermore	946,035,493	25,610,586	1,692,341	147,678,174
Bethany J. Mayer	919,109,154	52,347,441	1,881,825	147,678,174
Antonio F. Neri	967,100,345	4,426,092	1,811,983	147,678,174
Charles H. Noski	946,342,831	24,966,981	2,028,608	147,678,174
Raymond E. Ozzie	966,924,123	4,519,017	1,895,280	147,678,174
Gary M. Reiner	870,356,979	100,972,137	2,009,304	147,678,174
Patricia F. Russo	918,267,376	53,215,278	1,855,766	147,678,174

Proposal 2
The Company's stockholders cast their votes to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2024 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,111,048,826	7,530,847	2,436,921	—

Proposal 3
The Company's stockholders cast their votes to approve Amendment No. 3 to the Hewlett Packard Enterprise Company 2021 Stock Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
904,922,941	66,090,016	2,325,463	147,678,174

Proposal 4
The Company's stockholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
881,278,779	88,693,376	3,366,265	147,678,174

Proposal 5
The Company's stockholders cast their votes with respect to the Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
869,701,148	100,691,188	2,946,084	147,678,174

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Hewlett Packard Enterprise Company, dated April 11, 2024
3.2	Restated Certificate of Incorporation of Hewlett Packard Enterprise Company, dated April 11, 2024
10.1	Amendment No. 3 to the Hewlett Packard Enterprise Company 2021 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: April 12, 2024	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary